SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                October 31, 1997
                Date of Report (Date of earliest event reported)




                        ELECTRONICS COMMUNICATIONS CORP.
             (Exact name of Registrant as specified in its Charter)



     Delaware                         1-13764                      11-2649088
--------------------------------------------------------------------------------
  (State or other            (Commission File Number)            (IRS Employer
  jurisdiction of                                                Identification
  incorporation)                                                    Number)



                    10 Plog Road, Fairfield, New Jersey 07004
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                 (201) 808-8862
--------------------------------------------------------------------------------
               Registrant's telephone number, including area code


                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.


         During the month of October 1997, an aggregate $2,300,000 in principal amount of the registrants 8% Cumulative Convertible Debentures were converted into an aggregate 2,248,114 shares of common stock, $.60 par value. Also during the month of October 1997, former officers and directors and a current director converted $272,360 of notes payable (of which $162,360 was payable at September 30, 1997) into 209,508 shares of common stock. As a result of such conversion, the registrant's total stockholders equity increased from a negative ($244,399) at September 30, 1997 to a positive $2,217,969 on a proforma basis.

Item 7.  Financial Statements.

         Unaudited proforma balance sheet at Septembe 30, 1997 with footnotes.

                               ELECTRONICS COMMUNICATIONS CORP. AND SUBSIDIARIES
                                          CONSOLIDATED BALANCE SHEETS

                                                     ASSETS

                                                                             PROFORMA
                                                                           SEPTEMBER 30,         SEPTEMBER 30,
                                                                               1997                  1997
                                                                           ------------          ------------
                                                                            (UNAUDITED)          (UNAUDITED)
CURRENT ASSETS
  Cash ...........................................................         $    127,725          $    127,725
  Accounts Receivable
    (Net of $466,774 Allowance for Doubtful
     Accounts at  September 30, 1997 .............................              339,197               339,197
  Inventories ....................................................               63,351                63,351
  Loan Receivable ................................................              114,560               114,560
  Paging & Two-Way Radio Assets Held for Sale ....................            3,117,768             3,117,768
  Prepaid Expenses ...............................................              109,202               109,202
                                                                           ------------          ------------
               TOTAL CURRENT ASSETS ..............................            3,871,803             3,871,803
                                                                           ============          ============

PROPERTY AND EQUIPMENT
  Property and Equipment .........................................              415,221               415,221
  Accumulated Depreciation .......................................             (220,419)             (220,419)
                                                                           ------------          ------------
         NET PROPERTY AND EQUIPMENT ..............................              194,802               194,802
                                                                           ============          ============
OTHER ASSETS
   PCS Licenses ..................................................           21,188,375            21,188,375
   Marketing Service Contract ....................................              673,459               673,459
   Deferred Debenture Costs ......................................              325,000               325,000
   Deferred PCS License Costs ....................................              367,628               367,628
   Security Deposits and Other Assets ............................              139,850               139,850
   Deferred Registration Costs ...................................               75,418                75,418
   Deferred PCS Costs.............................................               24,616                24,616
                                                                           ------------          ------------
                 TOTAL OTHER ASSETS ..............................           22,794,346            22,794,346
                                                                           ============          ============
                       TOTAL ASSETS ..............................         $ 26,860,951          $ 26,860,951
                                                                           ============          ============

                               ELECTRONICS COMMUNICATIONS CORP. AND SUBSIDIARIES
                                          CONSOLIDATED BALANCE SHEETS
                                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                             PROFORMA
                                                                           SEPTEMBER 30           SEPTEMBER 30,
                                                                               1997                  1997
                                                                           ------------          -------------
                                                                            (UNAUDITED)          (UNAUDITED)
CURRENT LIABILITIES
  Accounts Payable ...............................................         $  3,103,605           $  3,103,605
  Notes Payable - Other ..........................................              176,621                176,621
  Current Portion of Bank Note ...................................               90,224                 90,224
  Current Portion of Obligations Under Capital Leases ............              837,165                837,165
  Current Portion of Long Term Debt ..............................               46,277                 46,277
  Accrued Expenses ...............................................              227,491                227,491
  Accrued Interest ...............................................            1,440,673              1,440,673
  Customer Deposits ..............................................               22,854                 22,854
                                                                           ------------           ------------
          TOTAL CURRENT LIABILITIES ..............................            5,944,910              5,944,910
                                                                           ------------           ------------
LONG TERM LIABILITIES
  Notes Payable to Stockholders ..................................                    0                162,360
  Notes Payable...................................................           16,792,258             16,792,258
  8% Convertible Debentures ......................................            1,466,111              3,766,111
                                                                           ------------           ------------
TOTAL LONG TERM LIABILITIES ......................................           18,258,369             20,720,729
                                                                           ------------           ------------
Minority Interest ................................................              439,703                439,703

STOCKHOLDERS' EQUITY
  Preferred Stock, par value $.01 per share, 8,000,000 authorized,
     4,000,000 Series B Non-Voting Convertible Shares issued and
     outstanding at September 30, 1997............................               40,000                 40,000

  Common Stock, par value $.60 per share, 40,000,000
     authorized, issued and outstanding
     1,065,765 at September 30, 1997..............................            2,114,033                639,460
  Additional Paid-In Capital .....................................           21,515,250             20,527,463
  Retained Deficit................................................          (15,445,613)           (15,445,613)
  Subscription Receivable ........................................           (6,000,000)            (6,000,000)
  Notes Receivable arising from Common Stock Purchase
  Warrants Sold ..................................................               (5,701)                (5,701)
                                                                           ------------           ------------
         TOTAL STOCKHOLDERS' EQUITY ..............................            2,217,969               (244,391)
                                                                           ============           ============

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY .......................         $ 26,860,951           $ 26,860,951
                                                                           ============           ============

NOTE - 1 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The registrant herein incorporates the footnotes pertaining to its balance sheet from its quarterly report as amended on Form 10-QSB/A for the quarter ended September 30, 1997.

NOTE - 2 DEBENTURE CONVERSION

During October 1997, investors in the Regulation S Private Placement Offering converted $2,300,000 of Convertible Debentures into 2,248,114 shares of common stock.

NOTE - 3 NOTES PAYABLE TO STOCKHOLDERS

During October 1997 former officers and directors and a current director converted $272,360 of notes payable (of which $162,360 was payable at September 30, 1997) into 209,508 shares of common stock.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereto duly authorized.



Date:  December 4, 1997                         By:    /s/Joseph Rosio
                                                       ---------------
                                                Name:  Joseph Rosio
                                                Title: President